Stock-Based Compensation Plan (Schedule of Stock-based Compensation Expense) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended
	Mar. 31, 2014	Mar. 31, 2013
Total stock-based compensation expenses	$ 6,736	$ 5,490
Cost of sales [Member]
Total stock-based compensation expenses	912	634
Research and development, net [Member]
Total stock-based compensation expenses	938	900
Selling, general and administrative [Member]
Total stock-based compensation expenses	$ 4,886	$ 3,956